UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

Silverton Adventures, Inc.
(Exact name of Registrant as specified in charter)

Nevada	80-5072317
(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5070 Arville Street, Suite 7
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Common Stock, Par Value $0.001	OTCBB

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-153626 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK Authorized 70,000,000 – Par Value $0.001
(Title of class)

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, Par Value $0.001, 70,000,000 Shares Authorized

Item 2. Exhibits

Exhibit Number	Name and/or Identification of Exhibit

None

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Signature	Title	Date

/s/ Sarit Mor	President and CEO	August 27, 2010
Sarit Mor